UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_____________

FORM 8-K
_____________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 24, 2008

JWH GLOBAL TRUST
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-22887 (Commission File Number)	36-4113382 (IRS Employer Identification No.)

222 S Riverside Plaza
Suite 900
Chicago, IL 60606
(Address of Principal Executive Offices)

(312) 373-5000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01.                                Entry into a Material Definitive Agreement.

On or about November 1, 2008, JWH Global Trust (the “Trust”) will no longer have its assets traded by a single commodity trading advisor (“CTA”).  The managing owner of the Trust, R.J. O’Brien Fund Management, LLC (the “Managing Owner”) has determined to reallocate the trading of the Trust’s assets among five CTAs.  To effect the Trust’s conversion to a multi-advisor platform, the Trust has entered into five advisory agreements as follows:

1.	Amended and Restated Advisory Agreement with John W. Henry & Company, Inc. (“JWH”) dated as of September 16, 2008;
2.	Advisory Agreement with Abraham Trading, L.P. (“Abraham”) dated as of August 25, 2008;
3.	Advisory Agreement with AIS Futures Management, LLC (“AIS”) dated as of August 25, 2008;
4.	Advisory Agreement with Global Advisors L.P. (“GALP”) dated as of August 25, 2008; and
5.	Advisory Agreement with Peninsula LP (“Peninsula”) dated as of August 25, 2008 (collectively the “Advisory Agreements”).

The Advisory Agreements were executed on September 24, 2008 and will be effective on or about November 1, 2008.

In accordance with the terms of the Advisory Agreements, each CTA will begin acting as trading advisor on or about November 1, 2008, initially with respect to 20% of the assets of the Trust.  The Trust will pay each CTA an annual management fee of up to 2% of the Trust’s assets traded by that CTA, in accordance with its respective Advisory Agreement.  The Trust will also pay each CTA an incentive fee of up to 20% of the new trading profit (as defined in each Advisory Agreement) generated by the CTA.

Prior to November 1, 2008, the assets of the Trust were allocated as follows:

Trading Advisor / Trading Program	Previous Allocation
JWH (Financial and Metals Portfolio)	20%
JWH (JWH GlobalAnalytics®)	40%
JWH (JWH Diversified Plus)	40%

Effective November 1, 2008, the assets of the Trust will be  reallocated as follows:

Trading Advisor / Trading Program	New Allocation
JWH (JWH Diversified Plus)	20%
AIS (MAAP 2X-4X)	20%
Abraham (Diversified)	20%
GALP (Commodity Systematic)	20%
Peninsula (Tactical Macro)	20%

Each of the Advisory Agreements has an initial term of one year.  Each CTA may terminate its respective Advisory Agreement upon written notice sixty days prior to the expiration of the initial one-year period.  If an Advisory Agreement is not terminated upon the expiration of its initial one-year period, that Advisory Agreement will automatically renew for an additional one-year period, and will continue to renew for additional one-year periods until terminated as provided for in that Advisory Agreement.

The Trust and Managing Owner are entitled to terminate any of the Advisory Agreements at any month-end upon five days’ prior written notice to the counterparty CTA or upon the occurrence of certain events (as specified in each Advisory Agreement).  Each CTA is entitled to terminate its respective Advisory Agreement at any time upon thirty days’ written notice to the Trust and Managing Owner if other certain events occur (as specified in each Advisory Agreement).

Item 5.03.                                Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On September 26, 2008, the Managing Owner filed a Restated Certificate of Trust with the State of Delaware to change the Trust’s name to RJO Global Trust, a copy of which is attached hereto as Exhibit 3.01 and is incorporated herein by reference.

Additionally, effective September 26, 2008, the Trust will be governed by the Eighth Amended and Restated Declaration and Agreement of Trust (the “Eighth Restatement”), attached hereto as Exhibit 3.02 and is incorporated herein by reference.  The Managing Owner amended the Seventh Amended and Restated Declaration and Agreement of Trust (the “Seventh Restatement”) in accordance with its authority under Section 19(a) of the Seventh Restatement to clarify any clerical errors and to make any amendment that is for the benefit of and not adverse to the unitholders of the Trust.

The Eighth Restatement further revised the Seventh Restatement in order to:

1.	change the name of the Trust to “RJO Global Trust” in connection with the conversion to a multi-advisor platform; and

2.	update and remove outdated information, clarify certain ambiguities and to reconcile inconsistencies that appeared in the Seventh Restatement.

Item 8.01.                                Other Events.

For the benefit of unitholders of the Trust, in connection with the conversion to a multi-advisor platform, the Managing Owner has disclosed its audited financial statements for the fiscal year ended December 31, 2007, attached hereto as Exhibit 99.01 and is incorporated herein by reference.

Item 9.01.                                Financial Statements and Exhibits.

(d)	The following exhibit is filed herewith:

Exhibit Number	Description
3.01	Restated Certificate of Trust
3.02	Eighth Amended and Restated Declaration and Agreement of Trust
99.01	Financial Statements of R.J. O’Brien Fund Management, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                JWH Global Trust
                 (Registrant)

Date:  September 30, 2008

By: /s/ Annette A. Cazenave
Annette A. Cazenave
Senior Vice President
R.J. O'Brien Fund Management, LLC, Managing Owner

INDEX TO EXHIBITS

Exhibit Number	Description
3.01	Restated Certificate of Trust
3.02	Eighth Amended and Restated Declaration and Agreement of Trust
99.01	Financial Statements of R.J. O’Brien Fund Management, LLC